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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): November 22, 2002



                               CuraGen Corporation
             (Exact name of registrant as specified in its charter)


        Delaware                    0-23223                    06-1331400
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     (State or other              (Commission                (IRS Employer
     jurisdiction of              File Number)            Identification No.)
      incorporation)

                        555 Long Wharf Drive, 11th Floor
                          New Haven, Connecticut 06511
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 401-3330

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Item 9. Regulation FD Disclosure.

CuraGen and Philip Morris have entered into a collaborative research agreement as of November 22, 2002. The objectives of this research agreement are to characterize lung response to cigarette smoke using an animal model, to generate an annotated database of the cigarette smoke-induced transcriptome of the animal, and to recommend candidate cigarette smoke-induced genes for further research.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CURAGEN CORPORATION
                                   (Registrant)


Date: December 18, 2002            By:  /s/ David M. Wurzer
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                                   Name:    David M. Wurzer
                                   Title:   Executive Vice President and
                                            Chief Financial Officer